                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 18, 2002




                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10762                 77-0196707
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 18, 2002, Harvest Natural Resources, Inc. (the "Company") issued a press release reporting that, as a result of the ongoing disruptions in Venezuela, the Company is proceeding with its previously announced operational contingency plan for its operations in Venezuela.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

          99.1 Press Release dated December 18, 2002, reporting the continuing implementation of its previously announced operational contingency plan for Venezuela production.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HARVEST NATURAL RESOURCES, INC.


                                      By:  /s/ Kerry R. Brittain
                                      -----------------------------------------
                                           Kerry R. Brittain
                                           Vice President, General Counsel and
Date:    December 19, 2002                 Corporate Secretary



                                      -2-

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                                INDEX TO EXHIBITS


Item
Number           Exhibit
------           -------
99.1             Press Release dated December 18, 2002, reporting the
                 continuing implementation of its previously announced
                 operational contingency plan for Venezuela production.




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